UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): September 29, 2006

                  CWABS Asset-Backed Certificates Trust 2006-15
                  ---------------------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-135846-08

                                   CWABS, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-135846

                           Countrywide Home Loans Inc.
                           ---------------------------
             (Exact name of the sponsor as specified in its charter)

                Delaware                                95-4596514
                --------                                ----------
     (State or Other Jurisdiction of       (I.R.S. Employer Identification No.
     Incorporation of the depositor)                of the depositor)

         4500 Park Granada, Calabasas, California                     91302
         ----------------------------------------                   ----------
(Address of Principal Executive Offices of the depositor)           (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

================================================================================


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9   Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Shell Company Transactions.

            Not applicable.

      (d)   Exhibits.

            5.1   Legality Opinion of Sidley Austin LLP.

            8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

            23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and
                  8.1).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CWABS, INC.



                                                       By:  /s/ Darren Bigby
                                                            ----------------
                                                       Name:    Darren Bigby
                                                       Title:   Vice President



Dated:  September 29, 2006

                                  Exhibit Index

Exhibit                                                                    Page

5.1      Legality Opinion of Sidley Austin LLP                              5

8.1      Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)         5

23.1     Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)    5